AMD FINANCIAL RESULTS Fourth Quarter and Full Year 2024 February 4, 2025

2 Q4 2024 FINANCIAL RESULTS – FEBRUARY 4, 20252 CAUTIONARY STATEMENT This presentation contains forward-looking statements concerning Advanced Micro Devices, Inc. (AMD), such as the features, functionality, performance, availability, timing and expected benefits of future AMD products; AMD's large growth opportunities across diverse set of markets; AMD’s expected first quarter 2025 financial outlook, including revenue, non-GAAP gross margin, non-GAAP operating expenses, non-GAAP Interest Expense/Other Income (Expense), net, non-GAAP tax rate and diluted share count; AMD’s large and compelling TAM; AMD’s ability to expand Data Center and AI leadership; and AMD’s ability to drive long- term shareholder returns, which are made pursuant to the Safe Harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are commonly identified by words such as "would," "may," "expects," "believes," "plans," "intends," "projects" and other terms with similar meaning. Investors are cautioned that the forward-looking statements in this presentation are based on current beliefs, assumptions and expectations, speak only as of the date of this presentation and involve risks and uncertainties that could cause actual results to differ materially from current expectations. Such statements are subject to certain known and unknown risks and uncertainties, many of which are difficult to predict and generally beyond AMD's control, that could cause actual results and other future events to differ materially from those expressed in, or implied or projected by, the forward-looking information and statements. Material factors that could cause actual results to differ materially from current expectations include, without limitation, the following: Intel Corporation’s dominance of the microprocessor market and its aggressive business practices; Nvidia’s dominance in the graphics processing unit market and its aggressive business practices; competitive markets in which AMD’s products are sold; the cyclical nature of the semiconductor industry; market conditions of the industries in which AMD products are sold; AMD's ability to introduce products on a timely basis with expected features and performance levels; loss of a significant customer; economic and market uncertainty; quarterly and seasonal sales patterns; AMD's ability to adequately protect its technology or other intellectual property; unfavorable currency exchange rate fluctuations; ability of third party manufacturers to manufacture AMD's products on a timely basis in sufficient quantities and using competitive technologies; availability of essential equipment, materials, substrates or manufacturing processes; ability to achieve expected manufacturing yields for AMD’s products; AMD's ability to generate revenue from its semi-custom SoC products; potential security vulnerabilities; potential security incidents including IT outages, data loss, data breaches and cyberattacks; uncertainties involving the ordering and shipment of AMD’s products; AMD’s reliance on third-party intellectual property to design and introduce new products; AMD's reliance on third-party companies for design, manufacture and supply of motherboards, software, memory and other computer platform components; AMD's reliance on Microsoft and other software vendors' support to design and develop software to run on AMD’s products; AMD’s reliance on third-party distributors and add-in-board partners; impact of modification or interruption of AMD’s internal business processes and information systems; compatibility of AMD’s products with some or all industry-standard software and hardware; costs related to defective products; efficiency of AMD's supply chain; AMD's ability to rely on third party supply-chain logistics functions; AMD’s ability to effectively control sales of its products on the gray market; long-term impact of climate change on AMD’s business; impact of government actions and regulations such as export regulations, tariffs and trade protection measures; AMD’s ability to realize its deferred tax assets; potential tax liabilities; current and future claims and litigation; impact of environmental laws, conflict minerals related provisions and other laws or regulations; evolving expectations from governments, investors, customers and other stakeholders regarding corporate responsibility matters; issues related to the responsible use of AI; restrictions imposed by agreements governing AMD’s notes, the guarantees of Xilinx’s notes and the revolving credit agreement; impact of acquisitions, joint ventures and/or strategic investments on AMD’s business and AMD’s ability to integrate acquired businesses; our ability to complete the acquisition of ZT Systems; impact of any impairment of the combined company’s assets; political, legal and economic risks and natural disasters; future impairments of technology license purchases; AMD’s ability to attract and retain qualified personnel; and AMD’s stock price volatility. Investors are urged to review in detail the risks and uncertainties in AMD’s Securities and Exchange Commission filings, including but not limited to AMD’s most recent reports on Forms 10-K and 10-Q. This presentation also contains estimates and other statistical data made by independent parties and by us relating to market size and other data about our industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. NON-GAAP FINANCIAL MEASURES In this presentation, in addition to GAAP financial results, AMD has provided non-GAAP financial measures including non-GAAP gross profit and margin, non-GAAP operating expenses, non-GAAP operating expenses/revenue percent, non-GAAP operating income, non-GAAP operating margin, non-GAAP net income and non-GAAP diluted earnings per share. AMD uses a normalized tax rate in its computation of the non- GAAP income tax provision to provide better consistency across the reporting periods. For fiscal 2024 and 2025, AMD used a non-GAAP tax rate of 13%, which excludes the tax impact of pre-tax non-GAAP adjustments. AMD is providing these financial measures because it believes this non-GAAP presentation makes it easier for investors to compare its operating results for current and historical periods and also because AMD believes it assists investors in comparing AMD’s performance across reporting periods on a consistent basis by excluding items that it does not believe are indicative of its core operating performance. The non- GAAP financial measures disclosed in this presentation should be viewed in addition to and not as a substitute for or superior to AMD’s reported results prepared in accordance with GAAP and should be read only in conjunction with AMD’s Consolidated Financial Statements prepared in accordance with GAAP. These non-GAAP financial measures referenced are reconciled to their most directly comparable GAAP financial measures in the Appendices at the end of this presentation. This presentation also contains forward-looking non-GAAP measures concerning AMD’s financial outlook such as gross margin and operating expenses. These forward-looking non-GAAP measures are based on current expectations as of February 4, 2025, and assumptions and beliefs that involve numerous risks and uncertainties. AMD undertakes no intent or obligation to publicly update or revise its forward-looking statements made in this presentation except as may be required by law.

3 Q4 2024 FINANCIAL RESULTS – FEBRUARY 4, 20253 Expanding Customer & Partner Ecosystem Data Center and AI Growth Strong Financial Foundation Leadership Product Portfolio OUR JOURNEY

4 Q4 2024 FINANCIAL RESULTS – FEBRUARY 4, 2025 Leadership Foundational IP Accelerating innovation in silicon architecture, advanced packaging, and software Open, Proven Software Ecosystem Delivering flexibility, transparency and choice to Developers Breadth and Depth of Portfolio Scaling compute engines from Cloud to Edge to Endpoints with leadership performance per watt Deep, Collaborative Partnerships Computing partner of choice across AI, data center, embedded, PCs, and gaming HIGH PERFORMANCE & ADAPTIVE COMPUTING LEADERSHIP

5 Q4 2024 FINANCIAL RESULTS – FEBRUARY 4, 20255 LARGE GROWTH OPPORTUNITIES Across a Diverse Set of Markets Embedded Computing leadership for diverse markets and devices Client Performance and energy efficiency for productivity, AI, gaming and content creation Data Center Leadership performance and TCO across cloud, enterprise and AI workloads Gaming Stunning visuals and immersive experiences for PC and console gaming

Q4 Announcements

LEADING-EDGE DATA CENTER INNOVATION



Fastest supercomputer, El Capitan, breaking Exascale Barrier

Second AMD powered supercomputer to break exascale barrier



AMD Instinct™ MI300X accelerators in IBM Cloud

Bringing AMD Instinct MI300X into IBM Cloud for AI and HPC Workloads

Launched ROCm 6.3

Continued evolution of open AI software ecosystem


x86 Ecosystem Advisory Group
x86

X86 Ecosystem Advisory Group

Industry group will shape the future of the world's most widely used computing architecture

6 Q4 2024 FINANCIAL RESULTS – FEBRUARY 4, 2025

together we advance_

7 Q4 2024 FINANCIAL RESULTS – FEBRUARY 4, 2025 AMD Ryzen AI Max and Ryzen AI Max PRO Series The power of a workstation in a thin and light laptop AMD Ryzen AI 300 and Ryzen AI 300 PRO Series Expanded lineup for the world’s best AI PCs AMD Ryzen 9950X3D Desktop Processors Extended gaming performance leadership 100+ Ryzen enterprise platforms through 2025 Systems from all leading OEMs EXPANDED CONSUMER AND COMMERCIAL AI PC PORTFOLIO Announced at CES 2025

Q4 2024 FINANCIAL RESULTS – FEBRUARY 4, 20258 REVENUE Q4 2024 ▪ Record revenue of $7.7 billion increased 24% y/y ▪ Revenue growth in Data Center and Client segments partially offset by lower revenue in Gaming and Embedded segments $6.2B $7.7B Q4 2023 Q4 2024

Q4 2024 FINANCIAL RESULTS – FEBRUARY 4, 20259 GROSS MARGIN Q4 2024 1. See Appendices for GAAP to Non-GAAP reconciliation Non-GAAP1 47% 51% Q4 2023 Q4 2024 GAAP Increase in gross margin driven by a favorable shift in revenue mix with higher Data Center and Client revenues, lower Gaming revenue, partially offset by the impact of lower Embedded revenue 51% 54% Q4 2023 Q4 2024

Q4 2024 FINANCIAL RESULTS – FEBRUARY 4, 202510 Q4 2023 Q4 2024 $0.3B $0.9B OPERATING INCOME Q4 2024 1. See Appendices for GAAP to Non-GAAP reconciliation GAAP Non-GAAP1 $1.4B $2.0B Q4 2023 Q4 2024 Increase in both GAAP and non-GAAP operating income driven by higher revenue and gross margin

Q4 2024 FINANCIAL RESULTS – FEBRUARY 4, 202511 $0.77 $1.09 Q4 2023 Q4 2024 EARNINGS PER SHARE Q4 2024 1. See Appendices for GAAP to Non-GAAP reconciliation GAAP Non-GAAP1 ▪ GAAP net income of $482 million ▪ GAAP EPS down 29% y/y, primarily driven by higher revenue and gross margin, more than offset by higher operating expenses and a one-time tax provision $0.41 $0.29 Q4 2023 Q4 2024 ▪ Record non-GAAP net income of $1.8 billion ▪ Non-GAAP EPS up 42% y/y, primarily driven by higher revenue and gross margin, partially offset by higher operating expenses

12 Q4 2024 FINANCIAL RESULTS – FEBRUARY 4, 2025 $ in millions, except per share data and % Q4’24 Q4’23 Y/Y Q3’24 Q/Q Revenue $7,658 $6,168 Up 24% $6,819 Up 12% Gross Profit $3,882 $2,911 Up 33% $3,419 Up 14% Gross Margin 51% 47% Up 4 ppts 50% Up 1 ppt Operating Expenses $3,022 $2,575 Up 17% $2,709 Up 12% Operating Expense/Revenue % 39% 42% Down 3 ppts 40% Down 1 ppt Operating Income $871 $342 Up 155% $724 Up 20% Operating Margin 11% 6% Up 5 ppts 11% Flat Net Income $482 $667 Down 28% $771 Down 37% Earnings Per Share $0.29 $0.41 Down 29% $0.47 Down 38% Q4 2024 SUMMARY P&L | GAAP

13 Q4 2024 FINANCIAL RESULTS – FEBRUARY 4, 2025 $ in millions, except per share data and % Q4’24 Q4’23 Y/Y Q3’24 Q/Q Revenue $7,658 $6,168 Up 24% $6,819 Up 12% Gross Profit $4,140 $3,133 Up 32% $3,657 Up 13% Gross Margin 54% 51% Up 3 ppts 54% Flat Operating Expenses $2,125 $1,727 Up 23% $1,956 Up 9% Operating Expense/Revenue % 28% 28% Flat 29% Down 1 ppt Operating Income $2,026 $1,412 Up 43% $1,715 Up 18% Operating Margin 26% 23% Up 3 ppts 25% Up 1 ppt Net Income $1,777 $1,249 Up 42% $1,504 Up 18% Earnings Per Share $1.09 $0.77 Up 42% $0.92 Up 18% Q4 2024 SUMMARY P&L | NON-GAAP 1 1. See Appendices for GAAP to Non-GAAP reconciliation

14 Q4 2024 FINANCIAL RESULTS – FEBRUARY 4, 2025 Q4 2024 SEGMENT RESULTS ($ in millions) Q4’24 Q4’23 Y/Y Q3’24 Q/Q Data Center Net Revenue $3,859 $2,282 Up 69% $3,549 Up 9% Operating Income $1,157 $666 Up 74% $1,041 Up 11% Client Net Revenue $2,313 $1,461 Up 58% $1,881 Up 23% Operating Income $446 $55 Up 711% $276 Up 62% Gaming Net Revenue $563 $1,368 Down 59% $462 Up 22% Operating Income $50 $224 Down 78% $12 Up 317% Embedded Net Revenue $923 $1,057 Down 13% $927 Flat Operating Income $362 $46 Down 21% $372 Down 3%

Q4 2024 FINANCIAL RESULTS – FEBRUARY 4, 202515 REVENUE FY 2024 ▪ Record revenue of $25.8 billion increased 14% y/y ▪ Revenue growth in Data Center and Client segments partially offset by lower revenue in Gaming and Embedded segments $22.7B $25.8B FY 2023 FY 2024

Q4 2024 FINANCIAL RESULTS – FEBRUARY 4, 202516 GROSS MARGIN FY 2024 1. See Appendices for GAAP to Non-GAAP reconciliation Non-GAAP1 46% 49% FY 2023 FY 2024 GAAP Increase in gross margin driven by a favorable shift in revenue mix with higher Data Center and Client revenues, lower Gaming revenue, partially offset by the impact of lower Embedded revenue 50% 53% FY 2023 FY 2024

Q4 2024 FINANCIAL RESULTS – FEBRUARY 4, 202517 FY 2023 FY 2024 $0.4B $1.9B OPERATING INCOME FY 2024 1. See Appendices for GAAP to Non-GAAP reconciliation GAAP Non-GAAP1 $4.9B $6.1B FY 2023 FY 2024 ▪ GAAP operating income increased y/y primarily driven by higher revenue and gross margin, and lower amortization of acquisition-related intangibles, partially offset by higher operating expenses ▪ Non-GAAP operating income increased y/y primarily driven by higher revenue and gross margin, partially offset by higher operating expenses

Q4 2024 FINANCIAL RESULTS – FEBRUARY 4, 202518 $2.65 $3.31 FY 2023 FY 2024 EARNINGS PER SHARE FY 2024 1. See Appendices for GAAP to Non-GAAP reconciliation GAAP Non-GAAP1 ▪ GAAP net income of $1.6 billion, up 92% y/y ▪ GAAP EPS of $1.00, up 89% y/y, primarily driven by higher revenue and gross margin, and lower amortization of acquisition-related intangible assets, partially offset by higher operating expenses and a one-time tax provision $0.53 $1.00 FY 2023 FY 2024 ▪ Non-GAAP net income of $5.4 billion, up 26% y/y ▪ Non-GAAP EPS of $3.31, up 25% y/y, primarily driven by higher revenue and gross margin, partially offset by higher operating expenses

19 Q4 2024 FINANCIAL RESULTS – FEBRUARY 4, 2025 ($ in millions, except per share data) 2024 2023 Y/Y Revenue $25,785 $22,680 Up 14% Gross Profit $12,725 $10,460 Up 22% Gross Margin 49% 46% Up 3 ppts Operating Expenses $10,873 $10,093 Up 8% Operating Expense/Revenue % 42% 45% Down 3 ppts Operating Income $1,900 $401 Up 374% Operating Margin 7% 2% Up 5 ppts Net Income $1,641 $854 Up 92% Earnings Per Share $1.00 $0.53 Up 89% FY 2024 SUMMARY P&L | GAAP

20 Q4 2024 FINANCIAL RESULTS – FEBRUARY 4, 2025 ($ in millions, except per share data) 2024 2023 Y/Y Revenue $25,785 $22,680 Up 14% Gross Profit $13,759 $11,436 Up 20% Gross Margin 53% 50% Up 3 ppts Operating Expenses $7,669 $6,616 Up 16% Operating Expense/Revenue % 30% 29% Up 1 ppt Operating Income $6,138 $4,854 Up 26% Operating Margin 24% 21% Up 3 ppts Net Income $5,420 $4,302 Up 26% Earnings Per Share $3.31 $2.65 Up 25% FY 2024 SUMMARY P&L | NON-GAAP 1 1. See Appendices for GAAP to Non-GAAP reconciliation

21 Q4 2024 FINANCIAL RESULTS – FEBRUARY 4, 2025 FY 2024 SEGMENT RESULTS ($ in millions) 2024 2023 Y/Y Data Center Net Revenue $12,579 $6,496 Up 94% Operating Income $3,482 $1,267 Up 175% Client Net Revenue $7,054 $4,651 Up 52% Operating Income (Loss) $897 ($46) Up 2,050% Gaming Net Revenue $2,595 $6,212 Down 58% Operating Income $290 $971 Down 70% Embedded Net Revenue $3,557 $5,321 Down 33% Operating Income $1,421 $2,628 Down 46%

22 Q4 2024 FINANCIAL RESULTS – FEBRUARY 4, 2025 Q4 2024 SUMMARY BALANCE SHEET ITEMS ($ in millions) Q4’24 Q3’24 Q/Q Cash, Cash Equivalents and Short-term Investments $5,132 $4,544 Up 13% Accounts Receivable, Net 1 $6,192 $6,288 Down 2% Inventories $5,734 $5,374 Up 7% Total Debt $1,721 $1,720 Flat 1 Unbilled receivables of $953 million as of Q3’24 were reclassified from within Accounts receivable, net to within Prepaid expenses and other current assets to conform to current period presentation.

DATA CENTER SEGMENT Q4 2024

Revenue



$2.3B
$3.9B
Q4 2023
Q4 2024

Revenue

$3.9 Billion

Up 69% y/y

Driven primarily by strong ramp of AMD Instinct GPU shipments and strong growth in AMD EPYC™ CPU sales

Operating Margin



29%
30%
Q4 2023
Q4 2024

Operating Income

$1.2 Billion

vs. $666 Million a year ago

Primarily driven by higher revenue, partially offset by higher operating expenses

AMD EPYC AMD INSTINCT AMD PENSANDO

Strategic Highlights

- Strong growth in public cloud deployments with 1,000+ EPYC instances exiting 2024. Microsoft, Google, AWS, Tencent, and Alibaba launched 100+ AMD general-purpose and AI instances in Q4'24.
- Growing pull from enterprise customers highlighted by new deployments with Akamai, Hitachi, LG, ServiceNow, Verizon, Visa and others.
- 450+ EPYC platforms available from leading OEMs and ODMs, including 120 "Turin" platforms launched in Q4 from Cisco, Dell, HPE, Lenovo and Supermicro.
- For enterprise customers, 25+ MI300 series platforms in production with the largest OEMs and ODMs, including new Dell AI Factory offerings with MI300X.
- Released ROCm 6.3 with performance optimizations and new features that increased AMD Instinct MI300X inference performance 2.7x since launch.
- AMD powers 5 of 10 fastest and 15 of 25 most energy-efficient supercomputers in the world on latest TOP500.

23 Q4 2024 FINANCIAL RESULTS – FEBRUARY 4, 2025

CLIENT SEGMENT Q4 2024

Revenue



$1.5B
$2.3B
Q4 2023
Q4 2024

Revenue

$2.3 Billion

Up 58% y/y

Primarily driven by strong demand for AMD Ryzen processors

Operating Margin



4%
19%
Q4 2023
Q4 2024

Operating Income

$446 Million

vs. $55 Million a year ago

Primarily driven by higher revenue, partially offset by higher operating expenses

AMD RYZEN | AMD RYZEN PRO | AMD THREADRIPPER PRO

Strategic Highlights

- Announced AMD Ryzen AI PRO processors will power Dell Pro notebook and desktop PCs for enterprise users; first full portfolio of Dell commercial PCs based on Ryzen processors.
- Expanded consumer and commercial AI PC portfolio with new AMD Ryzen AI Max, Ryzen AI Max PRO, Ryzen AI 300 and Ryzen AI 300 PRO Series processors at CES 2025.
- Announced new AMD Ryzen 9000X3D, Ryzen 9000HX, and Ryzen Z2 processors that extend AMD leadership in desktop, mobile and handheld gaming.
- 150+ Ryzen AI platforms expected to be available from leading OEMs this year.

24 Q4 2024 FINANCIAL RESULTS – FEBRUARY 4, 2025

Q4 2024 FINANCIAL RESULTS – FEBRUARY 4, 202525 16% 9% Q4 2023 Q4 2024 GAMING SEGMENT Q4 2024 ▪ Released latest version of AMD Software: Adrenalin Edition , 24.9.1, to enhance gaming experiences with AMD Fluid Motion Frames 2 and AMD HYPR-RX. ▪ Next-generation Radeon 9070 series GPUs powered by RDNA 4 architecture will launch later this quarter with significantly higher raytracing performance and new AI-powered upscaling. ▪ Strong current console generation with cumulative unit shipments surpassing 100 million in Q4’24. Strategic Highlights $1.4B $0.6B Q4 2023 Q4 2024 Revenue Operating Margin Revenue $563 Million Down 59% y/y Operating Income $50 Million vs. $224 Million a year ago Primarily due to lower revenuePrimarily due to lower semi-custom revenue

EMBEDDED SEGMENT Q4 2024

Revenue



$1.1B
$0.9B
Q4 2023
Q4 2024

Revenue

$923 Million

Down 13% y/y

Primarily due to mixed end market demand

Operating Margin



44%
39%
Q4 2023
Q4 2024

Operating Income

$362 Million

vs. $461 Million a year ago

Primarily due to lower revenue

Strategic Highlights

- Announced AMD Versal™ Gen 2 portfolio for data-intensive applications in the data center, communications, test and measurement and aerospace and defense markets.
- Introduced AMD Versal RF Series adaptive SoCs, combining high-resolution radio frequency data converters, dedicated DSP hard IP, AI Engines, and programmable logic in a single chip.
- Announced Vodafone and AMD collaboration on mobile base station silicon chip designs for higher-capacity AI and digital services.

26 Q4 2024 FINANCIAL RESULTS – FEBRUARY 4, 2025

FINANCIAL OUTLOOK – NON-GAAP[1]

($ in millions)	Q1'25
Revenue	~$7.1 Billion, +/- $300 Million
Gross Margin	~54%
Operating Expenses	~$2.1 Billion
Interest Expense/Other Income (Expense), net	~$24 Million
Effective Tax Rate	~13% of pre-tax income
Diluted Share Count[2]	~1.64 Billion shares

1. See Cautionary Statement on Slide 2. These forward-looking outlook statements and non-GAAP measures are based on current expectations as of February 4, 2025, and assumptions and beliefs that involve numerous risks and uncertainties. AMD undertakes no intent or obligation to publicly update or revise its outlook statements as a result of new information, future events or otherwise, except as may be required by law. All items, except revenue, are on a non-GAAP basis. Adjustments to arrive at the GAAP financial outlook typically include stock-based compensation, amortization of acquired intangible assets, income tax provision, and other non-recurring items such as impairment charges and acquisition-related costs. The timing and impact of such adjustments are dependent on future events that are typically uncertain or outside of AMD's control, therefore, a reconciliation to equivalent GAAP measures is not practicable at this time.

2. Refer to Diluted Share Count overview in the Appendices

27 Q4 2024 FINANCIAL RESULTS – FEBRUARY 4, 2025

AMD
together we advance_

28 Q4 2024 FINANCIAL RESULTS – FEBRUARY 4, 202528 Data Center Segment Revenue $3.9B Up 69% y/y Gross Margin 51% Non-GAAP Gross Margin 54% EPS $0.29 Non-GAAP EPS $1.09 Record Revenue $7.7B Up 24% y/y Q4 2024 SUMMARY 1 RECORD QUARTERLY DATA CENTER SEGMENT AND CLIENT SEGMENT REVENUE 1. See Appendices for GAAP to Non-GAAP reconciliation

29 Q4 2024 FINANCIAL RESULTS – FEBRUARY 4, 202529 Data Center Segment Revenue Up 94% y/y, Client Up 52% y/y Gross Margin 49% Non-GAAP Gross Margin 53% EPS $1.00 Non-GAAP EPS $3.31 Record Revenue $25.8B Up 14% y/y FY 2024 SUMMARY 1 RECORD ANNUAL DATA CENTER SEGMENT AND CLIENT SEGMENT REVENUE 1. See Appendices for GAAP to Non-GAAP reconciliation.

30 Q4 2024 FINANCIAL RESULTS – FEBRUARY 4, 202530 CORPORATE RESPONSIBILITY AT AMD Governance Integrating corporate responsibility and governance across product design, supply chain, operations and external engagement Social Fostering a culture of diversity, belonging and inclusion, partnering with suppliers and positively impacting our communities Environmental Advancing environmental solutions in our products, supply chain and operations, while accelerating energy efficiency for IT users

31 Q4 2024 FINANCIAL RESULTS – FEBRUARY 4, 202531 Large and Compelling TAM World-Class Execution and Focus Technology Leadership Expanding Data Center and AI Leadership Strong Balance Sheet OUR MOMENTUM DRIVING LONG-TERM SHAREHOLDER RETURNS

APPENDICES

RECONCILIATION OF GAAP TO NON-GAAP GROSS PROFIT AND GROSS MARGIN

($ in millions, except %) (Unaudited)	**Q4'24**	**Q4'23**	**Q3'24**	2024	2023
GAAP gross profit	$3,882	$2,911	$3,419	$12,725	$10,460
GAAP gross margin	51%	47%	50%	49%	46%
Stock-based compensation	6	6	5	22	30
Amortization of acquisition-related intangibles	252	215	233	946	942
Acquisition-related and other costs (1)	-	1	-	1	4
Inventory loss at contract manufacturer (2)	-	-	-	65	-
Non-GAAP gross profit	$4,140	$3,133	$3,657	$13,759	$11,436
Non-GAAP gross margin	54%	51%	54%	53%	50%

RECONCILIATION OF GAAP TO NON-GAAP OPERATING EXPENSES

($ in millions, except %) (Unaudited)	**Q4'24**	**Q4'23**	**Q3'24**	2024	2023
GAAP operating expenses	$3,022	$2,575	$2,709	$10,873	$10,093
GAAP operating expenses/revenue %	39%	42%	40%	42%	45%
Stock-based compensation	333	368	346	1,385	1,350
Amortization of acquisition-related intangibles	332	420	352	1,448	1,869
Acquisition-related and other costs (1)	46	60	55	185	258
Restructuring charges (3)	186	-	-	186	-
Non-GAAP operating expenses	$2,125	$1,727	$1,956	$7,669	$6,616
Non-GAAP operating expenses/revenue %	28%	28%	29%	30%	29%

(1) **Acquisition**-related and other costs primarily include transaction costs, purchase price fair value adjustments for inventory, certain compensation charges, contract termination costs and workforce rebalancing charges.
(2) Inventory loss at contract manufacturer is related to an incident at a third-party contract manufacturing facility.
(3) Restructuring charges are related to the 2024 Restructuring Plan which comprised of employee severance charges and non-cash asset impairments.

32 Q4 2024 FINANCIAL RESULTS – FEBRUARY 4, 2025

AMD
together we advance_

33 Q4 2024 FINANCIAL RESULTS – FEBRUARY 4, 2025 APPENDICES RECONCILIATION OF GAAP OPERATING INCOME TO NON-GAAP OPERATING INCOME ($ in millions, except %) (Unaudited) Q4’24 Q4’23 Q3’24 2024 2023 GAAP operating income $ 871 $ 342 $ 724 $ 1,900 $ 401 GAAP operating margin 11% 6% 11% 7% 2% Stock-based compensation 339 374 351 1,407 1,380 Amortization of acquisition-related intangibles 584 635 585 2,394 2,811 Acquisition-related and other costs (1) 46 61 55 186 262 Inventory loss at contract manufacturer (2) - - - 65 - Restructuring charges (3) 186 - - 186 - Non-GAAP operating income $ 2,026 $ 1,412 $ 1,715 $ 6,138 $ 4,854 Non-GAAP operating margin 26% 23% 25% 24% 21% (1) Acquisition-related and other costs primarily include transaction costs, purchase price fair value adjustments for inventory, certain compensation charges, contract termination costs and workforce rebalancing charges. (2) Inventory loss at contract manufacturer is related to an incident at a third-party contract manufacturing facility. (3) Restructuring charges are related to the 2024 Restructuring Plan which comprised of employee severance charges and non-cash asset impairments.

APPENDICES

RECONCILIATION OF GAAP TO NON-GAAP NET INCOME / EARNINGS PER SHARE

(Millions, except per share data) (Unaudited)	Q4'24		Q4'23		Q3'24		2024		2023	
GAAP net income / earnings per share	$ 482	$ 0.29	$ 667	$ 0.41	$ 771	$ 0.47	$1,641	$ 1.00	$ 854	$ 0.53
(Gains) losses on equity investments, net	–	–	1	–	(1)	–	2	–	(1)	–
Stock-based compensation	339	0.21	374	0.23	351	0.21	1,407	0.86	1,380	0.85
Equity income in investee	(12)	(0.01)	(6)	–	(7)	–	(33)	(0.02)	(16)	(0.01)
Amortization of acquisition-related intangibles	584	0.36	635	0.39	585	0.36	2,394	1.46	2,811	1.73
Acquisition-related and other costs (1)	46	0.03	61	0.04	56	0.03	187	0.11	262	0.16
Inventory loss at contract manufacturer (2)	–	–	–	–	–	–	65	0.04	–	–
Restructuring charges (3)	186	0.11	–	–	–	–	186	0.11	–	–
Income tax provision	152	0.10	(483)	(0.30)	(251)	(0.15)	(429)	(0.25)	(988)	(0.61)
Non-GAAP net income / earnings per share	$1,777	$ 1.09	$1,249	$ 0.77	$1,504	$ 0.92	$5,420	$ 3.31	$4,302	$ 2.65
Shares used in earnings per share calculation										
Shares used in per share calculation (GAAP and Non-GAAP)		1,634		1,628		1,636		1,637		1,625

(1) Acquisition-related and other costs primarily include transaction costs, purchase price fair value adjustments for inventory, certain compensation charges, contract termination costs and workforce rebalancing charges.
(2) Inventory loss at contract manufacturer is related to an incident at a third-party contract manufacturing facility.
(3) Restructuring charges are related to the 2024 Restructuring Plan which comprised of employee severance charges and non-cash asset impairments.

34 Q4 2024 FINANCIAL RESULTS – FEBRUARY 4, 2025

AMD
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35 Q4 2024 FINANCIAL RESULTS – FEBRUARY 4, 2025 Shares (millions) (1) Q4’24 2024 Q1’25 Actual Actual Estimate Basic shares 1,623 1,620 1,623 Dilutive impact from employee equity grants (2) 11 17 12 Diluted shares 1,634 1,637 1,635 APPENDICES SHARE COUNT OVERVIEW The table above provides actual share count for Q4’24 and 2024 and an estimate of share count to use when calculating GAAP and non-GAAP diluted earnings per share for Q1’25. (1) Share counts are weighted average shares. (2) The dilutive impact of employee equity grants is based on the Treasury Stock method and is dependent upon the average stock price during the period. The Q4’24 average stock price was $144.92. The Q4’24 average stock price of $144.92 was assumed for Q1’25 average stock price estimates.

36 Q4 2024 FINANCIAL RESULTS – FEBRUARY 4, 2025 ENDNOTES STX-04: Based on AMD product specifications and competitive products announced as of May 2024. AMD RyzenTM AI 300 Series processors’ NPU offer up to 50 peak TOPS. AI PC is defined as a laptop PC with a processor that includes a neural processing unit (NPU). STX-04. GD-220c: RyzenTM AI is defined as the combination of a dedicated AI engine, AMD RadeonTM graphics engine, and Ryzen processor cores that enable AI capabilities. OEM and ISV enablement is required, and certain AI features may not yet be optimized for Ryzen AI processors. Ryzen AI is compatible with: (a) AMD Ryzen 7040 and 8040 Series processors except Ryzen 5 7540U, Ryzen 5 8540U, Ryzen 3 7440U, and Ryzen 3 8440U processors; (b) AMD Ryzen AI 300 Series processors, and (c) all AMD Ryzen 8000G Series desktop processors except the Ryzen 5 8500G/GE and Ryzen 3 8300G/GE. Please check with your system manufacturer for feature availability prior to purchase. GD- 220c.

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